Exhibit 10.30

EXECUTION VERSION

Confidential

SEVENTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Seventh Amendment to Amended and Restated Interactive Marketing Agreement (this “Seventh Amendment”), dated as of March 28, 2005 (the “Seventh Amendment Effective Date”), is between AMERICA ONLINE, INC. (“AOL”), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and GOOGLE INC. (“Google”), a Delaware corporation, successor-in-interest to Google Inc., a California corporation, with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043.

INTRODUCTION

The Parties hereto wish to amend that certain Amended and Restated Interactive Marketing Agreement entered into by them as of October 1, 2003 (the “Amended and Restated Agreement”), to the extent set forth herein. The Parties acknowledge that the Amended and Restated Agreement has been amended from time to time by the Parties (collectively, the “Amendments”), however the Parties agree that this Seventh Amendment amends only the Amended and Restated Agreement as specifically set forth herein and does not amend any terms set forth in any of the Amendments. Capitalized terms not defined in this Seventh Amendment (which includes the additional definitions provided in Seventh Amendment Exhibit A) shall have the meanings set forth in the Amended and Restated Agreement.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Amended and Restated Agreement as follows:

1. AdSense for Error Pages Services.

1.1.        Scope of AFE Services. Google agrees to provide the AFE Ads to AOL through Google’s AFE Service for display on the AFE Site as permitted herein. AOL agrees to commence implementation of the AFE Service as provided herein as soon as commercially practicable on all or any part of the AOL Network, at AOL’s discretion. AOL may display WebSearch Results with the AFE Ads pursuant to the terms of the Seventh Amendment to Web Search Services Agreement dated as of the date hereof.

1.2.        Implementation of AFE Services. AOL acknowledges and agrees to the following:

1.2.1.        Error Queries. AOL may from time to time at its discretion send all or any portion of Error Queries received by AOL from AOL Users of the AFE AOL Properties to Google without editing, filtering, truncating or otherwise modifying such Error Queries, either individually or in the aggregate, unless otherwise permitted by the terms of this Seventh Amendment or the AFE Protocol. [****] To the extent Google declines to deliver AFE Ads pursuant to the preceding sentence, and in any other instance in which AOL elects not to send an Error Query to Google, AOL may at its option serve the error response page that is served in response to Error Queries as of the Effective Date, or any other page at AOL’s discretion. Without limiting the foregoing, (i) AOL will not submit a request for AFE Ads other than in response to Error Queries; (ii) AOL’s implementation will not prevent any valid domain name query from being routed to a Domain Name Server and to its intended destination IP address; and (iii) [****]. Google may update the AFE Protocol (the “Protocol Updates”) at any time in its sole discretion upon written notice to AOL (the “Update Notice”), and AOL may elect to

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comply with such Protocol Updates at its discretion. Notwithstanding the foregoing, if the Protocol Updates have been implemented by Google in order to implement technical changes that are reasonably necessary to Google’s implementation of the AFE Service, then provided that the Update Notices accompanying such Protocol Updates state such reasonable necessity, AOL shall be required to implement such Protocol Updates within [****] of receiving the Update Notice.

1.2.2.        Operation of AFE Services. AOL will ensure that each Error Query will (a) be from a Valid IP Address approved by Google for the AFE Services; (b) contain a Client ID approved by Google for the AFE Services; (c) [****]; and (d) request no fewer than [****] Ads. Upon Google’s receipt of an Error Query Google will transmit the AFE Ads, to the extent available, together with the WebSearch Results, as provided in WebSearch Amendment Number Seven, to AOL and AOL Users via Google’s network interface in accordance with the AFE Protocol. AOL shall then display, in each instance, the AFE Ads that correspond to such Error Query in the manner contemplated by this Seventh Amendment, without editing, reordering, truncating or otherwise modifying such AFE Ads, provided, however that the URL that is part of the visible text of an AFE Ad may be truncated for display by AOL in a manner mutually agreed in advance in writing by the Parties; and provided further that, for the avoidance of doubt, Google shall have the right, at any time, to decline to serve such truncated AFE Ads. AFE Ads shall link to Advertiser Websites.

1.2.3.        Labeling, Branding and Attribution. The AFE Ads shall have a title determined by AOL (e.g. “Sponsored Links”), provided, however, that in any event, the AFE Ads must be labeled in a manner so as to sufficiently distinguish them from WebSearch Results.

1.3.        License to AFE Protocol. Google grants to AOL a limited, nonexclusive and non-sublicensable license during the Seventh Amendment Term to use the AFE Protocol solely for the purpose of transmitting Error Queries and other required information and receiving AFE Ads, as applicable, solely to the extent permitted hereunder. Except to the limited extent expressly provided in this Seventh Amendment, Google does not grant, and AOL shall not acquire, any right, title or interest (including, without limitation, any implied license) in or to any Google Intellectual Property; and all rights not expressly granted herein are reserved to Google.

2.        Payment. Subject to the terms and conditions of this Seventh Amendment, for each month during the Seventh Amendment Term, AOL shall receive [****] of AFE Revenues attributable to such month. Payments required under this Section 2 shall be made by the last day of the calendar month following the calendar month in which the applicable AFE Ads were displayed on the AFE Sites.

3.        Application of Relevant Terms and Conditions to the AFE Service. In addition to Sections 1 and 2 of this Seventh Amendment, except as expressly provided for in this Seventh Amendment, all terms and conditions of the Amended and Restated Agreement applicable to each Party for providing and displaying the Sponsored Links, Matched Results, Google Advertising Results, Queries, and implementing the Google Sponsored Advertising Service, shall apply to the AFE Ads, Error Queries, and the AFE Service under this Seventh Amendment.

Solely for purposes of this Seventh Amendment, Sections 1, 2.1 (specifically including all subsections thereof, i.e., 2.1.1, 2.1.2 and 2.1.3), 2.3, 2.8(d), 3.1.1, 3.1.2, 3.5, 4.1, 4.3, 4.4, 4.5, 5.1, 5.2, 5.3, 6.9, 8, 11, Exhibit B, Section A of Exhibit C, Exhibit G, and Exhibit H, and Schedule 2.1 (except for the Preamble) of the Amended and Restated Agreement shall not apply. For purposes of clarification with respect to Schedule 2.1, the parties acknowledge and agree that the Preamble references certain sections of Schedule 2.1 and that those sections shall apply to this Seventh Amendment to the extent set forth in the Preamble, provided, however, that the remainder of Schedule 2.1 shall not apply as set forth in this paragraph.

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Solely for purposes of this Seventh Amendment, the following provisions of the Amended and Restated Agreement will apply, as amended below:

(a)        Section 2.2 (Redesigns); and excluding the text or Content of the AFE Ads.

(b)        Section 2.5 (Speed); provided, however, that beginning on the date that is fourteen (14) days after the Seventh Amendment Effective Date (the “SLA Effective Date”), Google shall ensure that (i) with regards to [****] of the AFE Ads are fully queried, matched, and processed (“Processed”) within [****] from when Google’s ad system receives a valid request for AFE Ads from an AOL User (the “Initial Request”), and in any event shall work in good faith with AOL to increase the percentage of Initial Requests that are Processed within [****]; (ii) the average Server Latency over a [****] for all AFE Ads is less than [****]; and (iii) Network Latency will not exceed an average of [****] over any [****] (excluding any Network Issues). “Server Latency” is measured as the time period between (1) an Initial Request; and (2) the time at which such Initial Request is Processed. Server Latency does not include any time associated with transmission of the Initial Request from an AOL User to Google’s ad system or transmission of the applicable AFE Ads from Google’s ad system to AOL Users. “Network Latency” is measured as the round-trip time of an ICMP ping packet between an AOL User’s transmission point located in the U.S. for sending an Initial Request to Google and Google’s U.S. data center handling such Initial Requests. For purposes of this Seventh Amendment, an AOL User’s transmission point shall mean a backbone router belonging to the AOL User’s ISP data center. “Network Issues” are any outage(s) and/or latency caused by any third party network connectivity and software that are outside Google’s direct control. Beginning on the SLA Effective Date, in the event that the Server Latency and/or Network Latency standards set forth in this Section 2.5 are not met, this shall be treated as a problem affecting use by AOL Users of the AFE Services, [****]. In addition, notwithstanding anything to the contrary stated herein, in the event of any latency issues affecting any of Google’s syndication partner(s), upon Google’s request sent to AOL at any time during the time period beginning on the Seventh Amendment Effective Date and ending on the SLA Effective Date, AOL shall serve in response to all Error Queries, the error response page that is served in response to Error Queries prior to the Seventh Amendment Effective Date.

(c) Section 2.7 (Ownership); provided, however, that this section shall also be subject to Google’s rights in the AFE Service and the AFE Ads.

(d) Section 2.8 (Promotional Limitations) (e.g. such that Google shall not return any AFE Ads if such advertisements would be prohibited under the First Level Filter or Second Level Filter); provided, however, that solely for purposes of this Seventh Amendment, (i) the term Search Terms (and its definition) shall not apply and shall be replaced with the term “Keywords”, as defined in this Seventh Amendment; and (ii) Google shall exclude with respect to certain applicable AOL standard advertiser policies pursuant to 2.8(b)(ii)(a) of the Amended and Restated Agreement solely by filtering specific Keywords or URLs provided by AOL which correspond to such policies. Such Keywords and/or URLs shall be listed in the list referenced in 2.8(a) of the Amended and Restated Agreement that will be initially provided by AOL and updated by AOL in writing as provided in Section 2.8(c) of the Amended and Restated Agreement. Google will provide notice to AOL (which may be by email) upon full implementation of any requested update.

(e) Section 6.3(a) (Termination for Breach); provided, however, that either Party may terminate solely this Seventh Amendment in the event of a material breach of this Seventh

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Amendment by the other Party which remains uncured after [****] written notice thereof to the other Party, provided that the cure period with respect to any payment required under this Seventh Amendment shall be [****] from the date on which such payment is due as under this Seventh Amendment. For the avoidance of doubt, the Amended and Restated Agreement and/or the Amendments shall not be terminable as a result of any act and/or omission resulting in a material breach under this Seventh Amendment.

(f) Section 6.8 (Effect of Termination); provided, however, that (i) the definition of “Early Termination” shall be amended for purposes of this Seventh Amendment to mean a termination of this Seventh Amendment prior to the final day of the Term and (ii) upon such Early Termination, but without limiting the Parties’ other respective rights and remedies, Google shall only be obligated to pay AOL any unpaid AOL AFE Revenue Share that has become due and payable prior to the date of such Early Termination (the “Early Termination Date”) within [****] following the Early Termination Date. For the avoidance of doubt, except as set forth above, Section 6.8 of the Amended and Restated Agreement shall only apply to the Google Sponsored Advertising Service.

(g) Section 10.1 of Exhibit E (Liability); provided, however, that amount of the Cap for purposes of this Seventh Amendment shall be [****].

4.        Order of Precedence. This Seventh Amendment is supplementary to and modifies the Amended and Restated Agreement. Notwithstanding anything to the contrary contained herein, the terms of this Seventh Amendment supersede provisions in the Implementation Guidelines and in the AFE Protocol to the extent that the terms of this Seventh Amendment expressly conflict with the terms of the Implementation Guidelines or the terms of the AFE Protocol. The terms of this Seventh Amendment supersede provisions in the Amended and Restated Agreement only to the extent that the terms of this Seventh Amendment and the Amended and Restated Agreement expressly conflict. However, nothing in this Seventh Amendment shall be interpreted as invalidating the Amended and Restated Agreement or the Amendments, and provisions of the Amended and Restated Agreement and the Amendments shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Seventh Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Amended and Restated Agreement under this Seventh Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Amended and Restated Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

5.        Counterparts; Facsimile. This Seventh Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Seventh Amendment may be executed by facsimile.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Seventh Amendment as of the Seventh Amendment Effective Date.

AMERICA ONLINE, INC.		GOOGLE INC.

By:	/s/ Jerry Campbell	By:	/s/ Joan Braddi
Name:	Jerry Campbell	Name:	Joan Braddi
Title:	VP GM	Title:	VP, Search Services
Date:	03/29/06	Date:

List of Seventh Amendment Exhibits

Seventh Amendment Exhibit A	Additional Defined Terms

Seventh Amendment Exhibit B	AFE Protocol

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SEVENTH AMENDMENT EXHIBIT A

ADDITIONAL DEFINED TERMS

Ad Revenues gross ad revenues derived from clicks on AFE Ads displayed on AFE Site pages without any deduction for bad debt, processing fess or any other fees.

AFE Ads means the advertisements provided by Google to AOL through the AFE Service.

AFE AOL Properties means the U.S. versions of the AOL Service, AOL.com, CompuServe Service, CompuServe.com, Netscape, the Netscape Internet Service, the Netscape Browser, websites branded with “AOL Instant Messenger” or “AIM”, and any other mutually agreed properties, specifically including in each case any non-English language based versions (e.g., AOL Latino) and any versions tailored for distribution through broadband, [****].

AFE Protocol means the protocol provided by Google for accessing the AFE Service attached hereto as Seventh Amendment Exhibit B, as such protocol may be updated by Google in accordance with Section 1.2.1 above.

AFE Results Pages means those Web pages hosted by AOL and served to AOL Users in response to an Error Query.

AFE Revenues for any period means Ad Revenues net of (i) [****]; (ii) Taxes actually paid by Google as set forth in Section 5.5 of the Amended and Restated Agreement; (iii) [****]; (iv) amounts associated with testing by AOL or Google for which Google does not actually receive any compensation, and (v) AOL Proportionate Share of Agency Fees.

AFE Service means Google’s AdSense for Error Pages Service.

AFE Site means the collection of AOL’s AFE Results Pages.

Client Application means any application, plug-in, helper, component or other executable code that runs on user’s computer; examples of Client Applications include those that provide instant messaging, chat, email, data, file viewing, media playing, file sharing, games, internet navigation, search and other services.

Client ID means a unique alphanumeric code provided to and used by AOL as specified by Google for purposes of identifying each query or request. Google may assign and modify the number of Client ID’s for the AFE Service from time to time. AOL will use Client IDs as instructed by Google, and will provide such information to Google as Google may reasonably request with respect to the use and application of any Client IDs.

Error Queries means (i) text entered into an Internet browser address bar by an AOL User that results in a DNS error (i.e., DNS lookup errors or connection errors), (ii) text entered into an Internet browser address bar by an AOL User that the browser determines (without interference from AOL or AOL’s Client Application) to send to the browser’s default search engine, or (iii) such other types of text entered into an Internet browser address bar that Google agrees in writing may be considered an Error Query during the Term. Google may evidence such agreement by updating its Implementation Guidelines (as defined below) as provided therein.

Keywords means the specific word, term or phrase which appears within AFE Ads (including, for the avoidance of doubt, any URL referred to therein).

Netscape Browser means AOL’s internet browsing software that is branded with “Netscape.”

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Netscape Internet Service means AOL’s internet connectivity service branded with “Netscape”.

Valid IP Address means those Internet protocol addresses provided by Customer and approved by Google prior to implementation of the applicable Services. The list of Valid IP Addresses may be modified by Customer upon [****] hours notice to Google via the online Google Administration Console located at: http://console.google.com, or such other URL as may be updated by Google from time to time.

WebSearch Results means WebSearch search results provided by Google through its web search services.

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SEVENTH AMENDMENT EXHIBIT B

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